FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2001

Allegheny Energy, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-267	13-5531602
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

10435 Downsville Pike

Hagerstown, Maryland 21740-1766

(Address of principal executive offices)

Registrant's telephone number,
Including area code:  (301) 790-3400

Item 1 - 8.  Not Applicable

Item 9.  Regulation FD Disclosure

Earnings Release

     On October 25, 2001 Allegheny Energy, Inc. (NYSE: AYE) reported a 93 percent increase in earnings per share to $1.33, compared to third quarter 2000 earnings per share of $.69. Net income increased 118 percent in the third quarter of 2001 to $165.7 million, compared to third quarter 2000 net income of $76.1 million.

     According to Alan J. Noia, Allegheny Energy Chairman, President, and Chief Executive Officer, the third quarter results reflect increased revenues and sales from regulated operations, higher net revenues from the Company's unregulated generation operations-including the energy trading activities of the recently acquired Allegheny Energy Global Markets-and the continued execution of the Company's growth strategy.

     "I am pleased with our solid performance during the quarter and year-to-date, which enabled us to again deliver on our promise to grow earnings and provide value to shareholders," said Noia. "Our strategically located, low-cost generating assets, combined with a world-class trading and marketing business and a financially strong energy delivery business, have helped us achieve top-line revenue and net income growth.

     "Allegheny Energy has consistently tackled the challenges of a changing energy industry," added Noia. "We have remained focused on our strategy despite downward movement in energy prices and continued change in our sector. Our performance in the third quarter and so far in 2001 puts us on a clear path toward delivering earnings within our guidance range of $3.80-$4.10 per share this year."

     Earnings for the nine months ended September 30, 2001, were $384.4 million ($3.24 per share), excluding the first quarter after-tax charge of $31.1 million ($.26 per share) associated with the cumulative effect of an accounting change due to the adoption of the Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities." Earnings for the nine months ended September 30, 2000, were $233.9 million ($2.12 per share), excluding a first quarter extraordinary charge of $70.5 million ($.64 per share) associated with electric utility restructuring orders. This 53 percent increase in comparable year-to-date earnings per share is attributed to our unregulated generation operations, including energy trading activities.

     Excluding the accounting change and extraordinary and other charges as shown on the following chart, earnings for the twelve months ended September 30, 2001, were $464.1 million ($3.99 per share), compared to $305.7 million ($2.77 per share) for the twelve months ended September 30, 2000. This 44 percent increase in comparable earnings per share was mainly due to higher net revenue.

     Per share earnings for comparable 2001 and 2000 periods were:
	Third Quarter		9 Months Ended September		12 Months Ended September
	2001	2000	2001	2000	2001	2000
Income before accounting change and extraordinary and other charges	$1.33	$.69	$3.24	$2.12	$3.99	$2.77
Accounting change: adoption of SFAS 133			(.26)		(.27)
Extraordinary charges for electric Utility restructuring orders				(.64)	(.06)	(.79)
Extraordinary charge for reacquired debt						(.09)
Merger-related costs						(.11)
Cancelled pumped-storage project costs						(.09)
Refund of license fee for cancelled pumped-storage project	_ ___	__ __	__ __	_ ___	_ ___	.02
Earnings per share	$1.33	$.69	$2.98	$1.48	$3.66	$1.71

      During the third quarter of 2001, Allegheny Energy actively pursued a number of opportunities aimed at providing shareholder value. The following are some of the quarter's milestones:

  Allegheny Energy Supply is building 88 megawatts (MW) of natural gas-fired merchant generating capacity in south central Pennsylvania as part of its plan to own or control more than 14,500 MW of generating capacity by 2005. The new units will operate primarily at times of peak electrical demand and are expected to be in commercial operation by year's end, giving the Company further access to East Coast electricity markets and enhancing the region's power supply.

  In the environmental arena, Allegheny Energy Supply dedicated its second biomass co-firing demonstration project at its coal-fired Albright Power Station in West Virginia. The project embraces the Company's environmental stewardship philosophy by reducing emissions from the generating facility and qualifying a portion of the output as a renewable generation source.

  Allegheny Energy Supply also received the 2001 West Virginia Business Environmental Leadership Award for the Gypsum Processing Facility at its Pleasants Power Station. Recognized

in the Pollution Prevention category, the Gypsum Processing Facility converts waste slurry from the flue gas desulfurization (scrubber) system into synthetic gypsum that is then sold to make wallboard. More than 200,000 tons of synthetic gypsum have been produced and sold this year.

  Allegheny Energy and its employees have donated $340,000 to aid in disaster relief efforts in the wake of the September 11 terrorist attacks. The contribution includes $240,000 in Company and employee cash contributions to the American Red Cross and $100,000 worth of portable generators for use by rescue workers in New York City.

     Allegheny Energy is continuing to work toward obtaining necessary regulatory approvals for a proposed initial public offering (IPO) of up to 18 percent of the common stock in a new holding company, which would own 100 percent of its unregulated generating subsidiary, Allegheny Energy Supply Company, LLC. Under current market conditions, however, the Company would not proceed with the IPO. The Company will remain integrated until market conditions are such that demonstrated value can and will be created for its shareholders.

     Allegheny Energy, Inc. is a diversified energy company headquartered in Hagerstown, Md. It has been named to the Fortune 500 list, the Standard and Poor's 500 index, and the Forbes "Platinum 400" list. The Allegheny Energy family includes Allegheny Power, which delivers electric energy and natural gas to about three million people in parts of Maryland, Ohio, Pennsylvania, Virginia, and West Virginia; Allegheny Energy Supply Company, LLC, which develops, owns, and operates electric generating facilities and supplies and trades energy and energy-related commodities in selected domestic retail and wholesale markets; and Allegheny Ventures, which invests in and develops telecommunications and energy-related projects. For more information, visit our web site at www.alleghenyenergy.com.

     Allegheny plans to hold its analyst conference call to discuss earnings results at 11:00 a.m. (Eastern Time) on October 26, 2001. Investors, the news media, and others may listen to a live internet broadcast of the call at www.alleghenyenergy.com or www.streetevents.com by clicking on an available audio link. The call will also be archived for replay purposes for 10 business days after the live broadcast on both of these web sites. Supporting financial data will also be available on the Company's web site for review.

     Certain statements contained herein constitute forward-looking statements with respect to Allegheny Energy, Inc., including as to the status of the IPO and development activities by Allegheny Energy Supply. Such forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results, performance, or achievements of Allegheny Energy to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors may affect Allegheny Energy's operations, markets, products, services, prices, capital expenditures, development activities, and future plans. Such factors include, among others, the following: changes in general, economic, and business conditions; changes in the price of electricity and natural gas; changes in industry capacity; changes in technology; changes in financial and capital market conditions; changes in political and social conditions, deregulation activities and the movement toward competition in the states served by our operations; the effect of regulatory and legislative decisions; the consequences of the separation of the operations of Allegheny Energy; regulatory approvals and conditions; the loss of any significant customers; litigation; and changes in business strategy or business plans.

ALLEGHENY ENERGY EARNINGS
THIRD QUARTER 2001

Three months ended	September 30	2001	2000
Sales to regulated electric customers, gigawatt-hours (Note 1)		11,334	11,044

Revenues ($000) (Note 2)
Regulated Electric Revenues		$ 597,080	$ 559,406
Regulated Other Revenues		38,172	34,655
Regulated Gas Revenues		19,319	12,328
Unregulated Generation and Energy Marketing		3,017,814	450,445
Allegheny Ventures		9,643	1,624
Total ($000)		$ 3,682,028	$ 1,058,458

Consolidated income before extraordinary and other transactions ($000)		$ 165,734	$ 76,095
West Virginia extraordinary charges (Note 4)		-	-
Cumulative effect of accounting change (Note 5)		-	-
Consolidated net income ($000)		$ 165,734	$ 76,095

Basic and diluted earnings per average share
Basic consolidated earnings per share		$ 1.33	$ 0.69
West Virginia extraordinary charges (Note 4)		-	-
Cumulative effect of accounting change (Note 5)		-	-
Diluted consolidated earnings per share		$ 1.32	$ 0.69
Average common shares outstanding (000)		124,867	110,436

Year to date	September 30	2001	2000
Sales to regulated electric customers, gigawatt-hours (Note 1)		34,147	33,241

Revenues ($000) (Note 2)
Regulated Electric Revenues		$ 1,801,281	$ 1,710,499
Regulated Other Revenues		94,575	66,956
Regulated Gas Revenues		166,552	25,447
Unregulated Generation and Energy Marketing		6,219,644	977,998
Allegheny Ventures		33,726	9,671
Total ($000)		$ 8,315,778	$ 2,790,571

Consolidated income before extraordinary and other transactions ($000)		$ 384,355	$ 233,946
West Virginia extraordinary charges (Note 3)		-	(70,505)
Cumulative effect of accounting change (Note 4)		(31,147)	-
Consolidated net income ($000)		$ 353,208	$ 163,441

Basic earnings per average share
Before extraordinary and other transactions		$ 3.24	$ 2.12
West Virginia extraordinary charges (Note 3)		-	(0.64)
Cumulative effect of accounting change (Note 4)		(0.26)	-
Basic consolidated earnings per share		$ 2.98	$ 1.48
Diluted consolidated earnings per share		$ 2.97	$ 1.48
Average common shares outstanding (000)		118,435	110,436

Twelve months ended	September 30	2001	2000
Sales to regulated electric customers, gigawatt-hours (Note 1)		45,761	43,853

Revenues ($000) (Note 2)
Regulated Electric Revenues		$ 2,394,307	$ 2,258,014
Regulated Other Revenues		127,788	82,685
Regulated Gas Revenues		244,685	25,447
Unregulated Generation and Energy Marketing		6,723,937	1,139,441
Allegheny Ventures		46,342	18,675
Total ($000)		$ 9,537,059	$ 3,524,262

Consolidated income before extraordinary and other transactions ($000)		$ 464,061	$ 305,677
Reacquired debt extraordinary charge		-	(10,018)
Merger-related costs		-	(11,801)
Davis pumped-storage generation project costs		-	(9,998)
Refund of Davis license fee		-	1,838
Maryland, Ohio, Virginia, and West Virginia extraordinary charges (Note 3)		(6,518)	(87,455)
Cumulative effect of accounting change (Note 4)		(31,147)	-
Consolidated net income ($000)		$ 426,396	$ 188,243

Basic earnings per average share
Before extraordinary and other transactions		$ 3.99	$ 2.77
Reacquired debt extraordinary charge		-	(0.09)
Merger-related costs		-	(0.11)
Davis pumped-storage generation project costs		-	(0.09)
Refund of Davis license fee		-	0.02
Maryland, Ohio, Virginia, and West Virginia extraordinary charges (Note 3)		(0.06)	(0.79)
Cumulative effect of accounting change (Note 4)		(0.27)	-
Basic consolidated earnings per share		$ 3.66	$ 1.71
Diluted consolidated earnings per share		$ 3.65	$ 1.71
Average common shares outstanding (000)		116,419	110,436

Note 1: Excludes bulk power transaction sales.
Note 2: Excludes intercompany sales between regulated and unregulated.
Note 3: Costs after taxes determined to be unrecoverable as a result of deregulation proceedings in Maryland, Ohio,
Virginia, and West Virginia.
Note 4: Adoption of SFAS 133, Accounting for Derivative Instruments and Hedging Activities.

ALLEGHENY ENERGY HIGHLIGHTS
September 30, 2001

Third Quarter	2001	2000	Incr. (Decr.)
Revenue from Regulated Electric Customers ($ millions)
Residential	$ 241	$ 220	9.6%
Commercial	145	135	7.4%
Industrial	190	188	1.1%
Wholesale and Other	21	16	31.3%
Total Regulated Electric Transactions	$ 597	$ 559	6.8%
Revenue from Regulated Other Transactions ($ millions) (Note 1)	$ 38	$ 35	8.6%
Regulated Gas Revenues ($ millions)	$ 19	$ 12	58.3%
Unregulated Generation and Energy Marketing ($ millions) (Note 1)	$ 3,018	$ 450	570.7%
Allegheny Ventures ($ millions) (Note 1)	$ 10	$ 2	400.0%

Sales to Regulated Electric Customers (gigawatt-hours)
Residential	3,482	3,226	7.9%
Commercial	2,546	2,453	3.8%
Industrial	4,918	4,989	-1.4%
Wholesale and Other	388	376	3.2%
Total Regulated Electric Transactions	11,334	11,044	2.6%

Sales to Regulated Gas Customers (MCFs)	10,034	5,240	91.5%

Net Revenue ($ millions) *	$ 668	$ 419	59.4%
Other Operation and Maintenance ($ millions) **	$ 206	$ 140	47.1%

Year to Date	2001	2000	Incr. (Decr.)
Revenue from Regulated Electric Customers ($ millions)
Residential	$ 757	$ 712	6.3%
Commercial	416	396	5.1%
Industrial	576	555	3.8%
Wholesale and Other	52	47	10.6%
Total Regulated Electric Transactions	$ 1,801	$ 1,710	5.3%
Revenue from Regulated Other Transactions ($ millions) (Note 1)	$ 95	$ 67	41.8%
Regulated Gas Revenues ($ millions)	$ 167	$ 25	568.0%
Unregulated Generation and Energy Marketing ($ millions) (Note 1)	$ 6,220	$ 978	536.0%
Allegheny Ventures ($ millions) (Note 1)	$ 34	$ 10	240.0%

Sales to Regulated Electric Customers (gigawatt-hours)
Residential	10,927	10,297	6.1%
Commercial	7,262	6,999	3.8%
Industrial	14,805	14,809	0.0%
Wholesale and Other	1,153	1,136	1.5%
Total Regulated Electric Transactions	34,147	33,241	2.7%

Sales to Regulated Gas Customers (MCFs)	46,132	6,929	565.8%

Net Revenue ($ millions) *	$ 1,794	$ 1,295	38.5%
Other Operation and Maintenance ($ millions) **	$ 597	$ 430	38.8%

Twelve Months Ended	2001	2000	Incr. (Decr.)
Revenue from Regulated Electric Customers ($ millions)
Residential	$ 1,012	$ 938	7.9%
Commercial	549	521	5.4%
Industrial	773	742	4.2%
Wholesale and Other	60	57	20.0%
Total Regulated Electric Transactions	$ 2,394	$ 2,258	6.0%
Revenue from Regulated Other Transactions ($ millions) (Note 1)	$ 128	$ 83	54.2%
Regulated Gas Revenues ($ millions)	$ 245	$ 25	880.0%
Unregulated Generation and Energy Marketing ($ millions) (Note 1)	$ 6,724	$ 1,139	490.3%
Allegheny Ventures ($ millions) (Note 1)	$ 46	$ 19	142.1%

Sales to Regulated Electric Customers (gigawatt-hours)
Residential	14,687	13,545	8.4%
Commercial	9,659	9,144	5.6%
Industrial	19,867	19,664	1.0%
Wholesale and Other	1,548	1,500	3.2%
Total Regulated Electric Transactions	45,761	43,853	4.4%

Sales to Regulated Gas Customers (MCFs)	64,753	6,929	834.5%

Net Revenue ($ millions) *	$ 2,300	$ 1,712	34.3%
Other Operation and Maintenance ($ millions) **	$ 788	$ 616	27.9%

* Revenues less fuel, purchased power and gas, gas produced, deferred fuel, cost of goods sold, and transmission by others.

** Other operation and maintenance excludes fuel, purchased power, purchased gas, deferred fuel, cost of goods sold, and transmission by others.
Amounts for the twelve months ended September 2000 include $19.7 million for merger-related costs and $16.2 million related to the Davis pumped storage generation project.

Note 1: Excludes intercompany sales between regulated and unregulated.

ALLEGHENY ENERGY EARNINGS COMPARISON
(Dollars per Share)
September 2001 versus September 2000

	Quarter	Year-to-Date
2001
Earnings per share:
Regulated utility	$ 0.373	$ 1.273
Unregulated generation	0.950	1.979
Other unregulated	0.004	(0.013)
Cumulative effect of accounting change	0.000	(0.263)
Reported EPS	1.327	2.976

2000
Earnings per share:
Regulated utility	0.553	1.652
Unregulated generation	0.132	0.452
Other unregulated	0.004	0.015
Extraordinary Charge	0.000	(0.638)
Reported EPS	0.689	1.481

Variance (2001 Reported EPS less 2000 Reported EPS)	$ 0.638	$ 1.495

Variance Reconciliation
Net Revenues:*
Regulated Sales and Deliveries
Number of Customers	$ 0.032	$ 0.073
Weather	0.065	0.110
Usage/Cost of Energy	(0.013)	0.155
Pennsylvania CTC True-Up Accrued	(0.003)	0.010
Regulated Generation	(0.121)	(0.831)
Mountaineer Gas Acquisition	0.023	0.335
Other Revenues	(0.013)	(0.021)
Unregulated Generation and Energy Marketing	1.455	3.032
Total Net Revenues Variance	1.425	2.863

Operation and Maintenance:
Production	(0.099)	(0.330)
Transmission and Distribution	(0.033)	(0.108)
Customer Accounting and Services	(0.006)	0.001
Administrative and General	(0.241)	(0.517)
Total Operation and Maintenance Variance	(0.379)	(0.954)

Other:
Depreciation and amortization	(0.118)	(0.204)
Taxes other than Income Taxes	0.014	(0.049)
Other Income	(0.043)	(0.047)
Interest Costs	(0.094)	(0.252)
Minority Interest	(0.021)	(0.021)
Issuance of Shares	(0.173)	(0.235)
Income Tax	0.035	0.057
All Other	(0.008)	(0.010)
Total Other Variance	(0.408)	(0.761)

Allegheny Ventures Variance	-	(0.028)

Total EPS Variance before Extraordinary Charge and Accounting Change	0.638	1.120

Extraordinary Charge and Accounting Change	-	0.375

Total EPS Variance	$ 0.638	$ 1.495

* Revenues less fuel, purchased power and gas, gas produced, deferred fuel, cost of goods sold, and transmission by others.

ALLEGHENY ENERGY SALES COMPARISON
September 2001 versus September 2000

	Third	Third		Year-to	Year-to
	Quarter	Quarter		Date	Date
	2001	2000	% Change	2001	2000	% Change
Gigawatt-Hours (Electricity)
Monongahela Power	2,941	2,942	0.0%	8,770	8,791	-0.2%
Potomac Edison	3,641	3,404	7.0%	11,059	10,500	5.3%
West Penn Power	4,752	4,698	1.1%	14,318	13,950	2.6%
Regulated Electric Transactions	11,334	11,044	2.6%	34,147	33,241	2.7%

Million Cubic Feet (Natural Gas)
Monongahela Power	10,034	5,240	91.5%	46,132	6,929	565.8%
Regulated Gas Transactions	10,034	5,240	91.5%	46,132	6,929	565.8%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Allegheny Energy, Inc

/S/ BRUCE E. WALENCZYK

Name: Bruce E. Walenczyk
Title: Senior Vice President &
Chief Financial Officer

Dated: October 26, 2001